The patient investor

QUARTERLY REPORT: 12/31/ 13
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435 | arielinvestments.com

Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 12/31/13

Annualized
	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund (inception 11/06/86)
Investor Class	+ 12.99%	+ 44.68%	+ 15.56%	+ 26.01%	+ 8.18%	+ 10.79%	+ 11.84%
Institutional Class	+ 13.07	+ 45.09	+ 15.81	+ 26.17	+ 8.25	+ 10.83	+ 11.87
Russell 2500TM Value Index	+ 8.83	+ 33.32	+ 15.38	+ 19.61	+ 9.29	+ 11.44	+ 11.78
Russell 2000® Value Index	+ 9.30	+ 34.52	+ 14.49	+ 17.64	+ 8.61	+ 10.63	+ 11.13
S&P 500® Index	+ 10.51	+ 32.39	+ 16.18	+ 17.94	+ 7.41	+ 9.22	+ 10.23
Ariel Appreciation Fund (inception 12/01/89)
Investor Class	+ 11.42%	+ 46.21%	+ 17.37%	+ 25.81%	+ 9.05%	+ 11.37%	+ 11.54%
Institutional Class	+ 11.51	+ 46.70	+ 17.59	+ 25.95	+ 9.11	+ 11.40	+ 11.57
Russell Midcap® Value Index	+ 8.56	+ 33.46	+ 15.97	+ 21.16	+ 10.25	+ 11.64	+ 11.87
Russell Midcap® Index	+ 8.39	+ 34.76	+ 15.88	+ 22.36	+ 10.22	+ 11.19	+ 11.63
S&P 500® Index	+ 10.51	+ 32.39	+ 16.18	+ 17.94	+ 7.41	+ 9.22	+ 9.47
Ariel Focus Fund (inception 06/30/05)
Investor Class	+ 8.78%	+ 39.37%	+ 13.75%	+ 16.90%	–	–	+ 5.90%
Institutional Class	+ 8.86	+ 39.81	+ 13.95	+ 17.02	–	–	+ 5.97
Russell 1000® Value Index	+ 10.01	+ 32.53	+ 16.06	+ 16.67	–	–	+ 6.82
S&P 500® Index	+ 10.51	+ 32.39	+ 16.18	+ 17.94	–	–	+ 7.55
Ariel Discovery Fund (inception 01/31/11)
Investor Class	+ 11.11%	+ 32.97%	–	–	–	–	+ 11.84%
Institutional Class	+ 11.13	+ 33.22	–	–	–	–	+ 12.06
Russell 2000® Value Index	+ 9.30	+ 34.52	–	–	–	–	+ 14.92
S&P 500® Index	+ 10.51	+ 32.39	–	–	–	–	+ 15.75
Ariel International Fund (inception 12/30/11)
Investor Class	+ 5.14%	+ 26.13%	–	–	–	–	+ 14.69%
Institutional Class	+ 5.23	+ 26.36	–	–	–	–	+ 14.94
MSCI EAFE® Index	+ 5.75	+ 23.29	–	–	–	–	+ 20.54
Ariel Global Fund (inception 12/30/11)
Investor Class	+ 4.42%	+ 27.78%	–	–	–	–	+ 16.08%
Institutional Class	+ 4.57	+ 28.18	–	–	–	–	+ 16.42
MSCI ACWISM Index	+ 7.42	+ 23.44	–	–	–	–	+ 20.04

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods.

TURTLE TALK

Ariel lowers mutual fund fees

We are pleased to announce lower expense ratios for Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund. As always, all of our mutual funds remain no-load, with no sales or commission charges. We invite you to review full details in the sidebar of these Funds’ portfolio manager letters.

The patient investor

We are delighted to introduce The patient investor with a fresh perspective. This is a collaborative effort, combining feedback from the Turtle Talk Community, our valued shareholders and the team at Ariel Investments. We have strived to create a design that is engaging, clean and user-friendly. We hope you enjoy your new quarterly report.

We want to hear from you!

Join our Turtle Talk Community to contribute your ideas and suggestions on how to enhance the Ariel Investments experience. To become a member, just contact us at email@arielinvestments.com.

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ABATING BETA

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW  SHAREHOLDER:

The quarter ending December 31, 2013 was a barnburner for the stock market and a fantastic topper to a very strong year. On that point, Ariel Fund gained +12.99% over the last three months, handily topping the +8.83% return of its primary benchmark, the Russell 2500 Value Index, as well as the +9.30% rise of its secondary Russell 2000 Value Index. During the period, stock selection in the financial services sector drove most of the outperformance, while producer durable stocks were a more minor headwind. Returns for the full year were strong, with the fund up +44.68%, considerably better than those of the Russell 2500 Value and Russell 2000 Value Indexes, which rose +33.32% and +34.52%, respectively.

Meanwhile, the medium-size companies that make up the Ariel Appreciation Fund jumped +11.42% versus +8.56% for the Russell Midcap Value Index, +8.39% for the Russell Midcap Index and +10.51% for the S&P 500 for the quarter. Strong stock-picking in the financial services sectors drove our returns as they have for much of the year, with producer durables proving a headwind. To that point, Ariel Appreciation Fund had a spectacular year—surging +46.21% versus +33.46% for the Russell Midcap Value Index, +34.76% for the Russell Midcap Index and +32.39% for the S&P 500.

Given the remarkable rebound since the worst of the financial crisis and the wobbly start to the New Year, some have voiced concerns about equities in 2014. As patient investors, we remain optimistic about the market’s long-term trajectory but also expect bumps along the way. Even with a challenging start in 2014, the financial backdrop continues to suggest an improving economy driven by falling unemployment, rising home prices and sterling corporate balance sheets.

ABATING BETA

At Ariel, we share Warren Buffett’s less conventional view that risk is best defined by impairment or permanent loss of capital. We know many also consider beta a reasonable measure of risk. Specifically, beta describes the statistical relationship between the historical returns of a security and a benchmark. A stock or portfolio with a beta of greater than one moved more than the market; a beta of less than one means it moved less. For most of our history, as our “slow and steady” motto might suggest, our beta scores have often been close to or below 1. Our search for quality companies with deep moats1, strong balance sheets and high returns on capital often led us to lower beta stocks. And yet, when the concurrent Great Recession, financial crisis and bear market hit, our betas spiked.

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As a result, since 2008, questions related to risk and volatility have become more commonplace in our investor conversations. They stem from amplified betas and volatility in our small/mid and mid-cap value funds during the worst of the downturn—a time when market losses drove risk aversion. As you may recall, we drilled down on this topic in our year-end 2010 letter. We used a roller coaster analogy to characterize the market’s performance and acknowledged, “our own portfolios went along for the ride”—but with uncharacteristically lower lows and even higher highs. The severity of the crisis was certainly one factor that magnified market swings, but we felt a need to account for the more extreme aberrations in our returns. A self-assessment led us to conclude that we had not built a sufficient “margin of safety*” into our funds, given the extraordinary circumstances of the time. It was unintended but painful, and we took a number of concrete steps to lessen the likelihood of such an occurrence again. We have written about these process improvements—from proprietary debt and internal moat ratings to the devil’s advocate process. In short, we redoubled our efforts to make sure that our hunt for value did not inadvertently generate unwanted risk.

“…we share Warren Buffett’s less conventional view that risk is best defined by impairment or permanent loss of capital.”

At the same time, we acknowledged a conscious decision  to take advantage of the very best bargains as the decline accelerated. The crowd perceived the higher beta stocks to be riskier than we believed them to be. These issues were often indiscriminately discarded as investors eschewed securities that moved more than the market, especially on the downside. Our analysis convinced us that Wall Street was overly anchored in recent results and misunderstood the underlying financial strength embedded in their balance sheets. We believed in the long-term potential of these names in a normalized environment.

“Our search for quality companies with deep moats, strong balance sheets and high returns on capital often led us to lower beta stocks… but when the concurrent Great Recession, financial crisis and bear market hit, our betas spiked.”

Now that the worst is over and some level of normalcy has come back, we thought it a good time to take stock of where we are on the risk continuum. Accordingly, the data below depicts our decreasing betas. More specifically, the table shows the one-year betas of our funds versus their primary benchmarks and thereby underscores recent changes within our comparable universes.

Beta versus primary benchmarks

	Avg. since	Avg. since
	inception	inception		Date of
	through	through	Maximum	maximum	Beta as of
	12/31/13	09/30/08	beta	beta	12/31/13
Ariel Fund	0.94	0.86	1.59	02/28/10	1.07
Ariel Appreciation Fund	0.95	0.87	1.56	10/31/12	1.06

Ariel Fund incepted in 1986, and on average had a beta of 0.86 versus the Russell 2500 Value Index up through September 30, 2008. Then it escalated and stayed elevated for approximately four years. It peaked at 1.59 in early 2010, or 85% higher than its multi-decade average. As of year-end, the fund’s beta has drifted down to 1.07.

* Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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Ariel Appreciation Fund had a similar trajectory. From its 1989 inception to late 2008 it averaged a beta of 0.87 versus the Russell Midcap Value Index. It leapt 79% to a peak beta of 1.56 before falling back to 1.06. It is true that three- and five-year calculations still show higher betas because they include the financial crisis. Once those periods fall off, we expect our betas to continue to drift lower.

“...Our declining risk scores confirm that our process improvements have helped fortify the quality of our funds...”

PORTFOLIO COMINGS AND GOINGS

We did not initiate or exit any positions during the quarter  in Ariel Fund. We also did not initiate any positions in  Ariel Appreciation Fund, but we did exit Carnival Corp. (CCL). Deteriorating industry economics largely serves as a backdrop for this company. Additionally, Carnival’s underinvestment in its fleet and several embarrassing—and in one case harmful—events led to a major concern about the state of the brand.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1 An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Financial services	34.21	37.76	39.10	17.70
Consumer discretionary	31.07	11.20	10.80	14.38
Producer durables	12.46	13.93	14.42	11.27
Health care	9.31	5.04	4.78	12.79
Materials and processing	5.63	6.67	5.49	3.94
Technology	2.81	8.50	9.89	16.05
Energy	2.42	6.50	6.42	10.30
Consumer staples	2.09	1.71	2.35	8.51
Utilities	0.00	8.70	6.74	5.07
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 12/31/13

	4th quarter		1-year	3-year	5-year	10-year		20-year		Since inception
Investor Class	+	12.99%	+ 44.68%	+ 15.56%	+ 26.01%	+	8.18%	+	10.79%	+ 11.84%
Institutional Class+	+	13.07	+ 45.09	+ 15.81	+ 26.17	+	8.25	+	10.83	+ 11.87
Russell 2500TM Value Index	+	8.83	+ 33.32	+ 15.38	+ 19.61	+	9.29	+	11.44	+ 11.78
Russell 2000® Value Index	+	9.30	+ 34.52	+ 14.49	+ 17.64	+	8.61	+	10.63	+ 11.13
S&P 500® Index	+	10.51	+ 32.39	+ 16.18	+ 17.94	+	7.41	+	9.22	+ 10.23
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Expense ratio (as of 09/30/13)
Investor Class	1.03%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	KKR & Co. L.P.	4.0
2.	Lazard Ltd	3.9
3.	Janus Capital Group Inc.	3.6
4.	Jones Lang LaSalle Inc.	3.6
5.	CBRE Group, Inc.	3.6
6.	Royal Caribbean Cruises Ltd.	3.3
7.	Western Union Co.	3.1
8.	Gannett Co., Inc.	3.1
9.	International Game Technology	3.0
10.	Hospira, Inc.	3.0

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr. Co-portfolio manager	Timothy R. Fidler, cfa Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	38.30	32.62	21.07	17.70
Consumer discretionary	31.73	9.88	18.76	14.38
Health care	14.96	8.02	10.47	12.79
Producer durables	12.02	12.51	13.15	11.27
Consumer staples	1.58	2.83	5.41	8.51
Energy	1.41	6.97	6.46	10.30
Technology	0.00	8.97	11.68	16.05
Materials & processing	0.00	5.89	6.69	3.94
Utilities	0.00	12.32	6.33	5.07
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 12/31/13

	4th quarter		1-year	3-year	5-year	10-year			20-year	Since inception
Investor Class	+	11.42%	+ 46.21%	+ 17.37%	+ 25.81%	+	9.05%	+	11.37%	+	11.54%
Institutional Class+	+	11.51	+ 46.70	+ 17.59	+ 25.95	+	9.11	+	11.40	+	11.57
Russell Midcap® Value Index	+	8.56	+ 33.46	+ 15.97	+ 21.16	+	10.25	+	11.64	+	11.87
Russell Midcap® Index	+	8.39	+ 34.76	+ 15.88	+ 22.36	+	10.22	+	11.19	+	11.63
S&P 500® Index	+	10.51	+ 32.39	+ 16.18	+ 17.94	+	7.41	+	9.22	+	9.47
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Expense ratio (as of 09/30/13)
Investor Class	1.13%
Institutional Class	0.80%

Top ten equity holdings (% of net assets)
1.	Lazard Ltd	4.5
2.	First American Financial Corp.	4.1
3.	Western Union Co.	3.7
4.	Jones Lang LaSalle Inc.	3.4
5.	Interpublic Group of Cos., Inc.	3.3
6.	International Game Technology	3.3
7.	St. Jude Medical, Inc.	3.3
8.	Hospira, Inc.	3.3
9.	Illinois Tool Works Inc.	3.2
10.	AFLAC Inc.	3.2

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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LOW P/Es, AT THE HEART OF VALUE INVESTING

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Investing in stocks with low price-to-earnings ratios (P/E) worked well for both U.S. equity investors and Ariel Focus Fund in 2013. For the year, the Fund posted strong absolute and relative returns: Ariel Focus Fund increased +39.37%, outperforming the Russell 1000 Value Index, which gained +32.53%, and the S&P 500 Index, which increased +32.39%. In the fourth quarter, the Fund posted a strong +8.78% return but modestly trailed the Russell 1000 Value Index’s return of +10.01% and the gain of +10.51% for the S&P 500 Index.

One of the best-documented relationships in modern financial theory is the so-called “value effect.” For decades, academics have shown that companies trading at low multiples of their earnings or book value (value stocks) tend to outperform companies trading at high multiples of their earnings or book value (growth stocks). Investing in low  P/E stocks is a core strategy of Ariel Focus Fund. The following table shows the average weight and performance of Ariel Focus Fund and the Russell 1000 Value Index for each of the five P/E quintiles based on next-twelve-month expected earnings (NTM). More specifically, the table shows how much of each portfolio was invested in each P/E quintile  and how the stocks in each P/E quintile performed. (Note: The quintiles are based on the full Russell stock universe, so the index will NOT necessarily have 20% of its weight in each group). As a “Value” index, it will tend to be overweight in low P/E stocks.

2013 performance based on NTM P/E ratios1
	Ariel	Russell	Ariel	Russell
	Focus Fund	1000 Value	Focus Fund	1000 Value
NTM P/E quintile	avg. weight	avg. weight	2013 return	2013 return
Quintile 1: 15.3 or greater	0.1%	18.8%	6.9%	24.7%
Quintile 2: 12.6-15.3	21.4%	19.8%	38.1%	28.2%
Quintile 3: 10.9-12.6	26.8%	18.9%	34.5%	36.2%
Quintile 4: 9.5-10.9	25.8%	22.1%	44.3%	34.5%
Quintile 5: Less than 9.5	22.0%	19.3%	52.9%	38.3%
Total Return			39.4%	32.5%

Past performance does not guarantee future results.

As you can see, low P/E stocks clearly outperformed in 2013. For the Russell 1000 Value Index, stocks in the two lowest quintiles (stocks that began the year with forward P/E ratios below 10.9x) trounced those in the two highest P/E quintiles (those with forward P/E ratios above 12.6x).  Ariel Focus Fund also benefited from its emphasis on low  P/E stocks. The Fund owned virtually no stocks in the highest P/E quintile (the worst-performing quintile for the index) and was heavily weighted toward stocks in the three lowest P/E quintiles (74.6% versus 60.3% for the value benchmark). Moreover, Ariel Focus Fund’s strong 2013 performance came from these low P/E stocks, as was true of the benchmark. Of course, no financial metric is perfect, but if asked to name the best measure of a stock’s or portfolio’s attractiveness, the answer for Ariel Focus Fund is the NTM P/E Ratio.

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Why has investing in low P/E stocks worked? Because with these value stocks, it is believed that one does not need a lot to go right—one simply needs nothing big to go wrong.  The opposite is true for growth stocks trading at high P/E multiples. Growth stocks need their earnings to increase significantly and for a long time in order to justify their prices. Facebook Inc. (FB) and Twitter Inc. (TWTR) have been wildly successful companies to date. But for their stocks to be good investments today, they must be even more successful persistently in the future.

Investors in high P/E stocks will often argue that the market makes rational economic forecasts of growth when it assigns these higher P/E multiples. At Ariel we greatly respect the market. We believe the market does a very good job of incorporating available information into stock prices. But recent findings in behavioral finance have convinced us that both individuals and the market as a whole make certain predictable systematic mistakes. Research shows that human beings tend to commit “the planning fallacy” and suffer from “overconfidence bias.” The planning fallacy is the tendency to prepare projections that are unreasonably close to best-case scenarios without sufficiently taking into account downside risk. Anyone who has ever worked with a contractor remodeling a house knows projects usually take longer than planned. Along the same lines, analysts’ estimates of future profitability of high P/E growth stocks have  been shown on average to overestimate earnings and underestimate the probability of new competitors. The second behavioral effect working to the benefit of low P/E stocks is the overconfidence bias. Research shows most human beings are overconfident in their ability to make accurate predictions. This leads investors to insufficiently  account for the risks high P/E companies have. You might wonder why these biases do not apply to low P/E stocks. With a low P/E stock, expectations tend to come from what the company has earned in the past. It applies a low expectation, or even no expectation, that results will improve in the short-term. Microsoft Corp. (MSFT) has been earning money for decades, so with all that history, it stands to reason that it is easier to estimate what Microsoft will earn in 2014 than to forecast Twitter’s earnings in 2025.

“…with these value stocks…one does not need a lot to go right—one simply needs nothing big to go wrong.”

For concrete examples, we will examine Ariel Focus Fund’s experience in 2013. Morgan Stanley (MS), DeVry Education Group Inc. (DV), Walgreen Co. (WAG), and Microsoft all began 2013 trading at less than 11x forward earnings. Over the course of the year, the shares of each company surged by at least +44%, more than 10% higher than the  Russell 1000 Value Index’s returns. Yet nothing spectacular happened for any of these companies in 2013. Morgan Stanley’s stock went up mostly because the European financial system did not implode. DeVry shares increased because for-profit education continued to be quite profitable, as it has been for decades. For Walgreens, even bad news did not get in the way: A fight with Express Scripts Holding Company (ESRX) did not cause it to tumble from its leadership position as a retail pharmacy. Windows and Microsoft Office continued to be very profitable, despite all the publicity around Apple Inc. (AAPL) and the Android operating system. When you own low P/E stocks, you do not need heroic growth in the future; you just have to avoid disasters that would make the future worse than the past.

PORTFOLIO COMINGS AND GOINGS

In the fourth quarter, we added two new names and exited two positions in Ariel Focus Fund. We bought shares of Oracle Corp. (ORCL) during the quarter. Oracle has stumbled a bit in moving its software products to the cloud, but we believe the evolution is now well under way. Its products are deeply imbedded in many of the world’s largest companies and will be difficult to displace. The company will also benefit from an economic recovery in Europe, which we expect in 2014. Oracle finished the year trading at only 12x forward earnings—less than 11x when you back out net cash. At this point, we believe large cap tech companies with low P/E ratios, such as Microsoft, International Business Machines Corp. (IBM) and Oracle, remain a pocket of opportunity in today’s U.S. equity market. We also added gaming equipment manufacturer International Game Technology (IGT) to the portfolio. The market punished IGT’s stock when it lowered guidance late last year, giving us an attractive entry price for this perennial leader in the growing global gaming industry.

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We sold our remaining shares of Blackstone Group L.P. (BX), a particularly painful decision because we greatly admire the company. Blackstone’s stock, however, had reached our calculation of intrinsic value. Finally, we sold our remaining shares of Walgreens after its gains meant a “high teens”  P/E ratio.

OUTLOOK

While it is pleasant to write about 2013, we feel compelled to devote more space than usual to our outlook, principally because it has changed. In our last quarterly letter, we said the run-up in U.S. large cap equity prices had made us more cautious prior to another quarter of high returns. In our opinion, the companies we own in Ariel Focus Fund became more valuable during 2013; our calculation of the intrinsic value of the aggregate value of our portfolio grew during the year. It did not, however, grow +39% as its return might suggest or even +32%, which was the increase in the general market. As a result, we think the gap between the intrinsic value of the portfolio and its market value (based on stock prices) has declined. Specifically, the weighted average discount of Ariel Focus Fund to its intrinsic value was approximately 13% at year-end, down from 25% at this time a year ago. As Buffett-style value investors, we believe we have a lower margin of safety* than we had at the end of 2012.

Three other factors make us more cautious. First, the gauge of advisor sentiment produced by InvestorsIntelligence.com recently registered the highest ratio of bullish advisors (61.6% of those polled) to bearish advisors (15.2%) in at least 10 years. In the past, this poll has been a good, if rather an imperfect, contraindicator. For example, the last time more than 60% of advisors were bullish was near the peak of the market in October 2007. Second, while most commentators focus on a relatively modest forward P/E multiple of 15x for the S&P 500 Index, other indices of smaller stocks look significantly more expensive. Third  and finally, it has become increasingly more difficult to find new investment ideas that meet both our quality and valuation parameters. Taking into account all of the above, we have made modest adjustments in the positioning of  Ariel Focus Fund. We have sold positions that would tend to outperform in strong markets, such as alternative asset managers, and added companies with less market sensitivity, such as health care companies. As above, we believe sticking to stocks with low expectations is the prudent thing to do.

We appreciate your consideration and the opportunity  to serve you and welcome any questions or comments you might have. You can also contact us directly at  email@arielinvestments.com.

Sincerely,
Charles K. Brobrinskoy
Portfolio manager

ANNOUNCING LOWER FEES

At Ariel, we are committed to delivering outstanding performance and service at competitive rates. Effective February 1, 2014, Ariel Focus Fund has reduced its net expense ratio to 1.00% for Investor Class shareholders. Similarly, Institutional Class shareholders will see a net expense ratio reduction to 0.75%.

* Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.
1 Average weights may not total 100% due to cash balances held in Ariel Focus Fund, and companies with projected losses held in Ariel Focus Fund and the Russell 1000 Value Index. NTM P/E is a measure of price- to-earnings ratio (P/E) using the companies’ forecasted earnings for the next 12 months for the P/E calculation.

10	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index
Consumer discretionary	18.42	7.12	14.38
Financial services	17.09	29.21	17.70
Producer durables	16.47	10.72	11.27
Energy	14.79	14.96	10.30
Technology	13.33	8.44	16.05
Health care	12.61	12.73	12.79
Consumer staples	4.24	5.44	8.51
Materials &processing	3.05	3.07	3.94
Utilities	0.00	8.31	5.07
†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 12/31/13

	4th				Since
	quarter	1-year	3-year	5-year	inception
Investor Class	+ 8.78%	+ 39.37%	+ 13.75%	+ 16.90%	+ 5.90%
Institutional Class+	+ 8.86	+ 39.81	+ 13.95	+ 17.02	+ 5.97
Russell 1000® Value Index	+ 10.01	+ 32.53	+ 16.06	+ 16.67	+ 6.82
S&P 500® Index	+ 10.51	+ 32.39	+ 16.18	+ 17.94	+ 7.55
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.25%	1.00%
Gross	1.54%	1.19%

Top ten equity holdings (% of net assets)
1.	Lockheed Martin Corp.	5.8
2.	International Business Machines Corp.	5.3
3.	Microsoft Corp.	5.1
4.	National Oilwell Varco	5.1
5.	DIRECTV	5.0
6.	Western Union Co.	4.7
7.	Stanley Black & Decker, Inc.	4.7
8.	CVS Caremark Corp.	4.2
9.	Target Corp.	4.1
10.	Johnson & Johnson	3.8

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.25% for the Investor Class and 1.00% for the Institutional Class. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. As of 02/01/2013 Ariel Focus Fund has the ability to invest in common stocks of companies of any size.

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ILLIQUIDITY, OUR BEST FRIEND

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the second consecutive year, Ariel Discovery Fund had very solid returns that were essentially equal to those of the S&P 500 Index and very modestly behind those of our primary benchmark, the Russell 2000 Value Index. Given our conservative deep value approach, we actually expect to underperform when the market is this strong. Our two-year cumulative gain of +53.78%, compared with +53.57% for the S&P 500 Index and +58.80% for the Russell 2000 Value Index is, in our opinion, quite respectable and shows that we are on the right track.

For the fourth quarter, we were pleased to outperform in an up market, as the Fund gained +11.11% compared to +10.51% for the S&P 500 Index and +9.30% for the Russell 2000 Value Index. For 2013, the Fund gained +32.97%, versus +32.39% for the broad market and +34.52% for our primary benchmark. We continue to be modestly behind the benchmarks since inception due to relatively soft performance in the early months of the Fund as the portfolio was constructed; however, we are pleased with our performance since that rocky start.

Ariel Discovery Fund results ended December 31, 2013

	4Q13	1-year	2-year	Since 01.31.11 inception
Ariel Discovery Fund	+ 11.11%	+ 32.97%	+ 24.01%	+ 11.84%
Russell 2000® Value Index	+ 9.30	+ 34.52	+ 26.02	+ 14.92
S&P 500® Index	+ 10.51	+ 32.39	+ 23.93	+ 15.75

Our best performers during the quarter were ARC Document Solutions Inc. (ARC), which returned +79.09%, POZEN Inc. (POZN), up +70.86%, and Erickson Air-Crane, Inc. (EAC), which gained +32.76%. On the downside were Rosetta Stone Inc. (RST), losing -24.71%; Sigma Designs, Inc. (SIGM), down -15.41%; and Multi-Fineline Electronix, Inc. (MFLX), which dropped -14.36%. As is typical for our deep value portfolios, these winners and losers were based on individual company events and trading, rather than any broad thematic or sector-based trends.

For the full year, our best-performing stock was ARC Document Solutions, which more than tripled with its +221.09% gain. Nearly doubling were Furmanite Corp. (FRM), up +97.77%, and Erickson Air-Crane, which returned +96.13% On the downside were Vical Inc. (VICL), which we discussed in our last letter, losing -62.75%; JAKKS Pacific, Inc. (JAKK), slipping -46.00% before our sale; and Rentech, Inc. (RTK), which dropped -33.46%. We currently own Vical and Rentech.

12	ARIELINVESTMENTS.COM

ILLIQUIDITY IS OUR FRIEND. IN FACT, IT MAY BE OUR BEST FRIEND!

One of the great misconceptions about investing in very small companies is that their lack of liquidity makes owning them risky. Yet it is precisely because these stocks are neglected—both from a research and trading perspective— that they are often mispriced and can be purchased with a perceived “margin of safety*.” The key to taking advantage of this opportunity, in our opinion, is to be a patient value investor. By taking a long-term view, buying cheap assets, and avoiding situations where one must trade, an investor can then be a provider of liquidity and profit from an illiquidity premium.

Supporting our view on this topic is work from Roger Ibbotson, a legendary academic in the world of finance and also a successful practitioner. He studied the returns of 3,500 U.S. stocks from 1972 to 2009, separated into groups based on both size and trading volume. Along with his collaborators Zhiwu Chen and Wendy Hu, Ibbotson found that in each size category, less liquid stocks outperformed the more liquid group with otherwise similar characteristics. Not surprisingly, the greatest differential was in the group of smallest stocks, where he found that the most thinly traded micro-cap stocks outperformed the more liquid micro-caps by 12 percentage points per year.1

Ibbotson believes, and we strongly agree, that investors place a premium on liquidity.2 Because of its typically short-term orientation, the market worries about the cost of quickly entering or exiting a position, and therefore will not pay as much for a stock that has historically traded lightly. That is, investors avoid thinly traded stocks, thereby creating bargains. Over long periods of time—again, patience is paramount—these bargain prices produce excess returns. Yet, as Ibbotson, et al. note3:

Trading volume serves as an indicator of demand for a stock. When a stock falls into disfavor, the number of sellers dominates buyers, leading to low prices and low volume. When a stock becomes popular or glamorous, buyers dominate sellers, resulting in higher prices and higher volume. Thus, relatively low turnover is indicative of a stock near the bottom of its expectation cycle, while a relatively high turnover is indicative of a firm close to the top of its expectation cycle.

This is powerful stuff. Small and micro-cap stocks that trade well could in fact be the absolute worst stocks to own: overpriced, popular names that turn out to be extremely risky.

We believe the illiquidity premium assigned to very small stocks is yet another inefficiency in our deep value world. While it is logical for an investor to expect higher returns for investments where exiting is impossible or severely restricted, there is an aberration in the spectrum, which ranges from cash equivalents to fixed income to stocks to truly illiquid investments such as restricted stock, private equity and real estate. That is, investors appear to be demanding illiquidity premiums for neglected but tradable small and micro-cap stocks similar to the premiums for assets that cannot be traded. Yet we are able to trade these stocks—and with an extraordinarily talented and experienced head trader in Cheryl Cargie4—we are in fact able to trade them quite well and take advantage of this inefficiency.

From a practical standpoint, we believe we can take advantage of impatience to buy at larger discounts to intrinsic value and to sell at attractive prices. For instance, often a margin of safety will result from the forced liquidation of a large position in an illiquid stock. Likewise, newfound enthusiasm by Wall Street analysts or fund managers may cause a surge in trading volume and a spike in price, providing the opportunity to reduce or exit a position at an attractive price.

Market Leader, Inc. (LEDR), which was acquired by Trulia (TRLA) earlier in 2013, turned out to be our best-performing stock for the year up until we exited the position in July. We had identified it in late 2009 as a candidate, as the stock was trading for roughly $2.00 per share, which was below its net cash, had a solid plan to become a software-as-a-service company for realtors, and was led by an impressive and well-incentivized team. Yet we felt that the stock was not quite cheap enough to purchase with our desired “margin of safety.” We continued to follow the stock and company, and an opportunity presented itself in late 2010. The 30-day average daily trading volume was just 22,705 shares as of December 23. Earlier that week it became known that more than 1 million shares were for sale, with it becoming increasingly apparent that the seller needed to be out of the stock by year end. After closing at $1.90 on December 17, Market Leader stock closed at $1.78 a week later.

* Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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We expressed interest in buying a large position, but held firm on price, as we wanted a steep discount to net asset value in order to feel that enough risk had been removed from ownership. Finally, on December 30, we bought more than 400,000 shares as part of a block that traded at $1.66. This turned out to be a multi-year low in the stock, and it never again traded that low before being acquired in 2013. The lesson here is that it is precisely the fact that Market Leader stock was thinly traded that allowed us to establish a position at a price nearly 13% below where it had traded just days before, and materially below net cash.

This is but one of many examples of how as long-term deep value investors we are able to make illiquidity work in our favor. Our practical experience is consistent with the academic research suggesting that illiquidity is in fact highly correlated with value, and that high liquidity in small stocks may actually be a warning sign.

We believe we can aim for the best of both worlds: the opportunity to produce excess returns that are largely uncorrelated to the broad market, much like private equity, but with complete transparency, reasonable liquidity, and without long lockups and high fees.

PORTFOLIO COMINGS AND GOINGS

One stock was sold out of Ariel Discovery Fund during the quarter, as we exited Tellabs, Inc. (TLAB) in anticipation of its acquisition by Marlin Equity Partners. We added four attractive new names, each with solid growth prospects but also with an average price-to-book ratio of below 1.0x at our initial purchase:

Oplink Communications, Inc. (OPLK) – Led by co-founder and 7% owner Joseph Liu, Oplink designs and manufactures optical networking components and subsystems for a broad range of telecommunications equipment makers. Despite soft market conditions, the company is solidly profitable. Yet it trades barely above book value with half of its capitalization in cash. On top of that, we believe the company’s nascent plug-and-play home security product has very low expectations but could produce great value if successful.

Capital Southwest Corp. (CSWC) – Dallas-based Capital Southwest is a private equity investment firm with a unique business model. Rather than create funds as most firms do, the capital of the public company is itself the capital invested in private equity holdings. This aligns our interests as shareholders with management and the Board of Directors, who also have significant holdings in CSWC. Trading at less than 75% of net asset value, and with a strong record of solid returns and a truly long-term investment horizon, we believe that this is a compelling underfollowed and misunderstood opportunity.

FormFactor, Inc. (FORM) – FormFactor is the market leader in the advanced probe card market. It develops advanced semiconductor wafer probe cards used to test integrated circuits and identify defective wafers before they are cut and packaged, thereby saving its customers time and money. FORM’s customers include some of the largest memory and System-on-Chip (SoC) manufacturers, who depend on FORM’s ability to create accurate and efficient products. Roughly half of FormFactor’s capitalization is in net cash, and we believe that certain one-time events that were experienced during this quarter created an attractive opportunity.

Vical Inc. (VICL) – We repurchased vaccine developer Vical Inc. after selling the position to realize a tax loss in early September, and subsequently bought back in after the necessary 31 days have passed.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead portfolio manager

ANNOUNCING LOWER FEES

At Ariel, we are committed to delivering outstanding performance and service at competitive rates. Effective February 1, 2014, Ariel Discovery Fund has reduced its net expense ratio to 1.25% for Investor Class shareholders. Similarly, Institutional Class shareholders will see a net expense ratio reduction to 1.00%.

1 Ibbotson et al. “Liquidity as an Investment Style,” May/June 2013.
2 Daniel Fisher, “You Can’t Be Too Thin,” Forbes, October 21, 2010, accessed January 21, 2014, http://www.forbes.com/forbes/2010/1108/investing-yale-robert-ibbotson-wall-street-volume-discount.html?feed=rss_search
3 Ibbotson et al., page 4.
4 Cheryl Cargie has more than 25 years of trading experience, with the last 20 years at Ariel. She is a Senior Vice President at the firm. In 2013, Cheryl served on the Equity Capital Formation Task Force, which presented a report to the U.S. Treasury entitled From the On-Ramp to the Freeway: Refueling Job Creation and Growth by Reconnecting Investors with Small-Cap Companies. She was awarded a Lifetime Achievement Award by the Security Traders Association of Chicago in 2013.

14	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Technology	21.92	9.89	16.05
Financial services	16.82	39.10	17.70
Producer durables	15.62	14.42	11.27
Energy	11.69	6.42	10.30
Consumer discretionary	11.65	10.80	14.38
Materials & processing	9.16	5.49	3.94
Health care	7.45	4.78	12.79
Utilities	5.69	6.74	5.07
Consumer staples	0.00	2.35	8.51
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 12/31/13

	4th quarter	1-year	Since inception
Investor Class	+ 11.11%	+ 32.97%	+ 11.84%
Institutional Class+	+ 11.13	+ 33.22	+ 12.06
Russell 2000® Value Index	+ 9.30	+ 34.52	+ 14.92
S&P 500® Index	+ 10.51	+ 32.39	+ 15.75
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.50%	1.25%
Gross	2.90%	1.93%

Top ten equity holdings (% of net assets)
1.	Contango Oil & Gas Co.	6.2
2.	First American Financial Corp.	4.9
3.	International Speedway Corp.	4.2
4.	Cowen Group, Inc.	4.2
5.	Rentech, Inc.	3.5
6.	POZEN Inc.	3.3
7.	Erickson Air-Crane, Inc.	3.2
8.	Landec Corp.	3.1
9.	ORBCOMM Inc.	3.1
10.	Imation Corp.	2.9

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.50% for the Investor Class and 1.25% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

800.292.7435	15

UNFETTERED INVESTING

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Worldwide, equities produced unusually high returns again in 2013, ending the year with a strong fourth quarter. Sentiment generally improved as some worries such as those focused on Europe continued to recede into history. Japanese equities performed especially well for the year, as we have noted previously. All three of our global/ international strategies outperformed their benchmarks over the course of the year, although the fourth quarter was more challenging—two portfolios fell short and one was in-line.

In the fourth quarter, Ariel International Fund gained +5.14%, lagging the MSCI EAFE Index, which returned +5.75%. Similarly, Ariel Global Fund advanced +4.42%, lagging the MSCI ACWI Index, which jumped +7.42%. For the full year, Ariel International Fund surged +26.13%, beating the MSCI EAFE Index, which rose +23.29%. Finally, Ariel Global Fund advanced +27.78%, topping the MSCI ACWI Index, which gained +23.44%.

In our 2012 fourth quarter letter we addressed the issue of risk, especially as it related to bonds1 and equities. We wrote:

The global investing public regards bonds as stable— and even sometimes applies the label “risk free”—and simultaneously sees equities as volatile and, therefore, much more risky. Within this simplistic rubric, junk bonds have their lowest yields in 30 years, yet the appetite to own them is enormous. Meanwhile, cash (which is much closer to actually being low-risk) is a four-letter word, but junk is not…Bonds are not in fact riskless—when yields rise, bonds drop in price. Given how low today’s yields are relative to their long-term average, simple reversion to the mean suggests a massive comeuppance is quite possible.

A year later, we already have seen how conventional wisdom can go awry; equities came roaring back while many categories of bonds fell. For instance, the Barclays Global Aggregate Bond Index dropped -2.60%, while the Barclays U.S. Aggregate Bond Index slid -2.02%. To be sure, these losses are not deep, but clearly they show bonds can fall even when investors admire their stability.

In 2013 we got some calls right and some wrong. For instance, we believed the risk/reward profile of Japanese equities was extremely attractive, and indeed, Japanese stocks doubled the returns of the U.S. and Europe. We did not, however, foresee the rallies in financials and industrials.

1 Bonds are fixed income securities in that at the time of purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

16	ARIELINVESTMENTS.COM

As is typically the case, we do not have any one, particular theme guiding our investing in 2014. As you know, we employ a bottom-up, opportunistic, go-anywhere approach largely unfettered by geographical, sector and market cap constraints. As such, we are finding pockets of opportunity, just not the type of big “macro” calls that tend to garner headlines.

“…we are finding pockets of opportunity, just not the type of big ‘macro’ calls that tend to garner headlines.”

One such nascent, overlooked opportunity is in the auto components sector, where the increasing digitization of the car is creating a new wave of winners and losers. In the consumer electronics sector, a similar event occurred, spawning the ascension of Samsung Electronics Co. and Apple Inc. at the expense of Sony Corp. and Panasonic Corp. Holdings in our portfolio, especially Harman Intl Industries Inc. and Autoliv Inc., offer a way to participate in a secular trend that is independent of economic or monetary cycles.

“…where there is value creation in an underlying business, we believe there will likely be wealth creation in a stock.”

As we have noted before, where there is value creation in an underlying business, we believe there will likely be wealth creation in a stock. To that end, we think there may be strong, secular value creation in the development and ownership of intellectual property. That is, we live in a knowledge economy where software solutions will trump hardware solutions and where business models built on know-how will trump buzz models built on slick marketing. Our portfolios participate in this development via ownership of patent-rich companies such as Nokia Corp. and Acacia Research Corporation in technology and Gilead Science, Inc. and Roche Holding AG in biotechnology.

Finally, the old world of low-cost manufacturing and retailing remains relevant. Stalwarts such as Toyota Motor Corp. and Shimamura Co., Ltd. bring enduring “value for money” propositions to their consumers by relentlessly coming up with smart ways to do more with less. We expect they will thrive for years to come.

As above, these varied investment ideas do not fit one neat, strategy sound-bite. Indeed, having uncorrelated investment opportunities is by design. We think multiple, unlinked bets are the best foundation of a prudently diversified portfolio. Otherwise, a portfolio can become one giant, directional, binary gamble.

“We think multiple, unlinked bets are the best foundation of a prudently diversified portfolio.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Rupal J. Bhansali
Portfolio manager

ANNOUNCING LOWER FEES

At Ariel, we are committed to delivering outstanding performance and service at competitive rates. Effective February 1, 2014, Ariel International Fund and Ariel Global Fund have reduced their net expense ratios. Both Funds decreased their net expense ratio to 1.25% for Investor Class shareholders, and to 1.00% for Institutional Class shareholders.

800.292.7435	17

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings1 (%)

	Ariel International Fund†	MSCI EAFE Index
Consumer discretionary	18.03	11.93
Information technology	17.96	4.52
Financials	17.23	25.63
Consumer staples	14.77	10.93
Health care	11.10	10.03
Telecommunication services	7.35	5.69
Energy	5.29	7.25
Industrials	3.57	12.92
Utilities	3.57	3.51
Materials	1.13	7.60
†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
1  The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns as of 12/31/13

	4th quarter	1-year	Since inception
Investor Class	+ 5.14%	+ 26.13%	+ 14.69%
Institutional Class	+ 5.23	+ 26.36	+ 14.94
MSCI EAFE® Index	+ 5.75	+ 23.29	+ 20.54
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	9.36%	6.53%

Top ten companies^  (% of net assets)
1.	Deutsche Boerse AG	5.1
2.	Roche Holding AG	4.9
3.	GlaxoSmithKline plc	4.8
4.	Koninklijke Ahold NV	4.8
5.	Tesco plc	3.7
6.	Royal Dutch Shell plc	3.4
7.	Snam SpA	3.3
8.	China Mobile Ltd.	3.2
9.	Nokia Corp.	3.1
10.	Canon Inc.	3.0
^For the purposes of determining the Fund’s top ten companies, securities of the same issuer are aggregated.

Country weightings (%)
U.K.	18.40
Japan	18.29
Switzerland	14.16
Germany	9.65
China	5.38
Netherlands	5.22
U.S.	4.81
Italy	4.61
France	4.06
Finland	3.36
Ireland	3.19
Luxembourg	1.67
Canada	1.61
Hong Kong	1.58
Sweden	1.56
Spain	1.20
Norway	0.57
Austria	0.38
Czech Republic	0.20
Singapore	0.10

*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.40% for the Investor Class and 1.15% for the Institutional Class.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market weighted index of companies in developed markets, excluding the U.S. and Canada. An investor cannot invest directly in an index.

18	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings1 (%)

	Ariel Global Fund†	MSCI ACWI Index
Information technology	21.17	12.48
Health care	21.14	10.27
Financials	14.98	21.53
Consumer discretionary	13.38	11.96
Consumer staples	11.95	9.78
Telecommunication services	6.11	4.16
Energy	4.28	9.78
Industrials	3.18	10.98
Materials	2.02	5.94
Utilities	1.56	3.12
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
1 The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns as of 12/31/13

	4th quarter	1-year	Since inception
Investor Class	+ 4.42%	+ 27.78%	+ 16.08%
Institutional Class	+ 4.57	+ 28.18	+ 16.42
MSCI ACWISM Index	+ 7.42	+ 23.44	+ 20.04
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	5.37%	2.51%

Top ten companies^  (% of net assets)
1.	Johnson & Johnson	4.7
2.	Microsoft Corp.	4.7
3.	Roche Holding AG	4.7
4.	Gilead Sciences, Inc.	4.6
5.	Deutsche Boerse AG	3.7
6.	Koninklijke Ahold NV	3.6
7.	GlaxoSmithKline plc	3.3
8.	Harman Intl Industries Inc.	3.0
9.	Broadcom Corp.	2.9
10.	Quest Diagnostics Inc.	2.7
^ For the purposes of determining the Fund’s top ten companies, securities of the same issuer are aggregated.

Country weightings (%)
U.S.	42.83
U.K.	12.07
Japan	10.11
Switzerland	9.51
Germany	5.40
China	4.29
Netherlands	3.78
France	2.50
Finland	2.04
Canada	1.73
Italy	1.56
Spain	1.16
Hong Kong	0.88
Ireland	0.58
Luxembourg	0.47
Brazil	0.32
Turkey	0.28
Sweden	0.24
Czech Republic	0.18
Singapore	0.07

*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.40% for the Investor Class and 1.15% for the Institutional Class.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. An investor cannot invest directly in an index.

800.292.7435	19

City National Corp. (NYSE: CYN)

555 South Flower Street
Los Angeles, CA 90071
800.773.7100 | cnb.com

Founded in 1953, City National Corp. (CYN) is the premier private and commercial banking franchise in Southern California with more than $20 billion in loan assets. The company has a reputation for exceptional customer service, targeting elite small- and middle-market companies, as well as high-net-worth individuals. Widely respected and generally regarded as the best community bank with a focus in Southern California, City National has strong roots in the entertainment community and possesses scale in its investment management business similar to larger banks. With historically lower-than-average net charge-offs, above-average returns on equity and assets, and $41 billion in assets under management, City National is a best-in-class franchise. Adding to the investment opportunity is the strength of the management team, led by Russell Goldsmith, whose family controls 13.6% of the bank.

The company targets businesses with $1 million to $250 million in revenue and individuals with either investable assets exceeding $1 million or income of more than $250,000. The bank’s clients default less frequently on loans than its peers, which has resulted in minimal net charge-offs to average loans during the last decade. While its peers went through several booms and busts, City National’s losses in its residential real estate book remained at low levels.

CALIFORNIA’S PREMIER PRIVATE AND BUSINESS BANK

City National markets itself as “California’s Premier Private and Business Bank.” With offices in Los Angeles, San Diego, San Francisco, New York, Boston, and Las Vegas, the company has pursued high-growth and high-density deposit areas. Its wealth management segment provides investment management, wealth advisory, brokerage, estate and financial planning, and trust services to individual and institutional clients. In addition to the $41 billion in assets the bank manages for customers, City National has an additional $18 billion in total assets under administration. The combination of a world-class service commercial bank, along with a sizeable investment management and trust organization, provides economies of scale.

HIGH-QUALITY DEPOSIT FRANCHISE

City National boasts an attractive deposit base, as 60% of all deposits are demand deposit accounts, which are much lower cost deposits than savings and time deposits. Noninterest deposits account for around 60% of total deposits relative to 30% to 35% at its peers. A high level of core deposits has allowed the bank to utilize its deposit base to generate a superior net interest margin relative to peers. City National’s high-quality deposit franchise is evident through its level of average deposits per office of more than $290 million.

ATTRACTIVE VALUATION

The bank’s overall strength as a franchise, along with its diverse fee base, shows that its business model can produce consistently profitable results even in the most turbulent of times. Due to its excellent credit discipline, strong balance sheet and superior deposit base, we are comfortable with City National’s long-term prospects. The bank is widely viewed as a best-in-class franchise, so the investment community has bid up the stock in anticipation of a rising interest rate environment, which will benefit this asset-sensitive bank. We have been reducing our position into strength, as the company has approached our estimate of private market value of $73.14.

20	ARIELINVESTMENTS.COM

Oracle Corp. (NYSE: ORCL)

500 Oracle Parkway
Redwood Shores, CA 94065
800.392.2999 | oracle.com

Founded by Larry Ellison in 1977, Oracle Corp. (ORCL) is the global leader in enterprise database software and applications. Over the last three and a half decades, the company has amassed more than 400,000 customers in over 145 countries, including every member of the Fortune 100. The mission critical nature of enterprise databases makes this a quintessential example of a wide moat1 business, while positioning it as the first-in-line choice for related applications, middleware and engineered systems. While the market frets over a growing preference for cloud-based alternatives, we view Oracle as extremely well positioned, protected by high switching costs, an impressive suite of its own cloud offerings and a fortress-like balance sheet.

CLOUDY WITH A LIKELIHOOD OF INERTIA

The next big opportunity and threat for traditional tech powerhouses is the movement to the cloud. For Oracle, investors are fearful that the company is late to the party—that the once-impenetrable moat around its on-premise database software may be at risk from new entrants with comparable offerings in the cloud. However, investors are underestimating both the mission critical nature of databases to enterprises, as well as the extremely high switching costs that result. Oracle’s databases are highly customized to the needs of each client and serve as the platform upon which business applications are built. Even the slightest chance of downtime can serve as an insurmountable switching cost. In the near-term, the inertia is powerful. Over the long-term, Oracle is well-positioned as the trusted partner with a full suite of cloud offerings of its own.

ONE-STOP CLOUD SHOP

As large enterprises eventually shift more and more IT infrastructure and software to the cloud, there is no one better positioned than Oracle. Over the last few years, through internal development and acquisition, the company has amassed an unmatched cloud offering, from infrastructure as a service, to platform as a service, to software as a service. At its most recent Oracle OpenWorld conference, the company announced 10 new cloud services alone. On its most recently reported quarterly conference call, cloud-related growth was a highlight, with software as a service bookings growing 35%. If there is anyone that has the inside position in this race it is this global leader by market share, with a proven offering of both on-premise and cloud-based solutions.

LARRY ELLISON

Oracle is one of the few companies equipped to stay in front of the inevitable shifts in information technology. Over the last decade, Ellison has grown revenues over 14% annually and generated free cash flow and diluted EPS over 16% annually. Today, the company is stronger than ever, with a rock solid balance sheet holding over $24 billion in net cash. No matter the next wave of opportunity, Ellison has proven himself to be an adept acquirer. In this same decade, the company has executed over 80 strategic acquisitions, totaling over $40 billion, all the while earning a return on invested capital in the high-teens.

A LONG-TERM VIEW

Once the darling of the internet boom, Oracle has been unfairly penalized by uncertainty rather than rewarded for opportunity. Looking beyond the fear, we are jumping at the chance to own an entrenched industry leader, with a wide moat and strong balance sheet, trading at a large discount to its future growth prospects. As of December 31, 2013, shares traded at $38.26, a 26.2% discount to our private market value of $51.81.

1 An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

800.292.7435	21

Rentech, Inc. (Nasdaq: RTK)

10877 Wilshire Boulevard, Suite 600
Los Angeles, CA 90024
310.571.9800 | rentechinc.com

Based in Los Angeles, Rentech, Inc. (RTK) is an alternative energy and nitrogen fertilizer company. The company’s legacy business was a clean technology operation which focused on fuel conversion technologies. These efforts have led to significant losses and the company has refocused Rentech on businesses with more consistent, sustainable cash flows. The company now operates a highly profitable and cash-generating nitrogen fertilizer business with plants in East Dubuque, Iowa and Pasadena, Texas (purchased in 2012). The East Dubuque, Iowa facility is in the heart of the Corn Belt and produces ammonia, urea and ammonia nitrate. In November 2011, the nitrogen fertilizer business was spun off as Rentech Nitrogen Partners, LP, with RTK maintaining a 60.8% interest in the ownership and cash flows of the entity. Over the past several quarters Rentech has also trimmed losses associated with its clean tech operations by selling the business off in pieces and investing in higher return projects such as a new wood pellets division. The wood pellets business, Fulghum Fibres, was purchased in mid-2013 for roughly 5.6x EBITDA1. Fulghum Fibres controls 70% of the U.S. contract chipping market and 6% of total U.S. chipping volume.

SHUTDOWNS, DELAYS AND UNEXPECTED DAMAGES

Recently, Rentech has undergone a series of challenges which have resulted in the underperformance of shares year-to-date. In mid-2013, prices for some of its products, including ammonia, softened materially due to weak demand and challenging weather conditions within the regions Rentech services. This caused Rentech Nitrogen Partners (RNF) to cut its quarterly distribution to $0.27 versus the $0.35 to $0.42 range forecast by analysts. In addition, in the midst of an announced maintenance project at one of its facilities, the company discovered necessary repairs to critical machine tools which resulted in unplanned downtime at the East Dubuque facility. Lastly, during the fourth quarter of 2013 there was a fire at the East Dubuque facility which caused a complete plant shutdown for several weeks and delayed customer shipments. Rentech will pay a $1 million deductible to cover expected damages of $1 million to $2 million.

ATTRACTIVE VALUATION

Despite these challenges, we believe there is significant value in Rentech. The majority of the issues experienced during 2013 are both transitory and unlikely to impact earnings or cash flows in subsequent years. In fact, from a capital allocation standpoint we believe RTK is taking the appropriate actions to stem losses by investing in higher return opportunities and positioning the company to take advantage of growing long-term demand for nitrogen fertilizer products. With the holding company likely to become profitable in the coming years, we believe the markets attention will shift to RTK’s ownership in the nitrogen fertilizer business. Trading at a discount to the value implied by RTK’s ownership in the publicly traded master limited partnership (RNF), we believe there is significant value in RTK’s shares. As of December 31, 2013 the shares trade at a 47.6% discount to our private market value of $3.34.

1 Earnings before interest, taxes, depreciation and amortization.
22	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
	Ticker	Price			2011 actual	2012 actual	2013 estimated	2011 actual	2012 actual	2013 estimated	Market cap.
Company	symbol	12/31/13	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	10.08	7.44	12.83	0.36	0.57	0.42	28.0	17.7	24.0	376
Contango Oil & Gas Co.	MCF	47.26	33.22	48.80	4.41	3.79	2.17	10.7	12.5	21.8	718
International Speedway Corp.	ISCA	35.49	26.02	35.85	1.54	1.40	1.50	23.0	25.3	23.6	940
MTS Systems Corp.	MTSC	71.25	49.51	72.62	3.42	3.77	3.83	20.8	18.9	18.6	1,090
Interface, Inc.	TILE	21.96	15.13	22.46	0.67	0.62	0.69	32.8	35.4	31.8	1,456
Brady Corp.	BRC	30.93	28.38	36.45	2.54	2.38	2.02	12.2	13.0	15.3	1,504
Simpson Manufacturing Co., Inc.	SSD	36.73	27.49	37.49	1.12	1.01	1.17	32.8	36.4	31.4	1,777
U.S. Silica Holdings Inc.	SLCA	34.11	15.83	37.14	0.60	1.50	1.67	56.9	22.7	20.4	1,823
Meredith Corp.	MDP	51.80	33.11	53.84	2.85	2.87	3.02	18.2	18.0	17.2	1,885
Littelfuse, Inc.	LFUS	92.93	60.21	94.83	4.21	4.11	4.58	22.1	22.6	20.3	2,082
Fair Isaac Corp.	FICO	62.84	41.26	63.48	2.17	2.63	2.60	29.0	23.9	24.2	2,172
DeVry Education Group Inc.	DV	35.50	22.87	38.84	3.94	3.04	2.64	9.0	11.7	13.4	2,246
Janus Capital Group Inc.	JNS	12.37	7.86	12.74	0.85	0.65	0.69	14.6	19.0	17.9	2,339
Charles River Laboratories Intl Inc.	CRL	53.04	36.50	53.81	2.56	2.75	2.89	20.7	19.3	18.4	2,552
Bristow Group Inc.	BRS	75.06	52.63	85.70	3.60	1.73	3.85	20.9	43.4	19.5	2,749
Bio-Rad Laboratories, Inc.	BIO	123.61	103.20	127.17	7.25	7.05	5.41	17.0	17.5	22.8	2,918
Anixter Intl Inc.	AXE	89.84	62.00	92.46	5.94	5.32	5.91	15.1	16.9	15.2	2,923
First American Financial Corp.	FAF	28.20	20.39	28.57	0.86	2.51	1.63	32.8	11.2	17.3	2,981
Madison Square Garden Co.	MSG	57.58	43.65	63.44	1.35	1.72	1.93	42.7	33.5	29.8	3,643
Sotheby's	BID	53.20	31.97	54.00	2.49	1.58	1.80	21.4	33.7	29.6	3,655
Graham Holdings Co.	GHC	663.32	358.27	686.50	17.68	25.02	25.50	37.5	26.5	26.0	4,123
City National Corp.	CYN	79.22	48.93	79.72	3.21	3.83	4.02	24.7	20.7	19.7	4,310
International Game Technology	IGT	18.16	13.58	21.20	1.11	1.09	1.30	16.3	16.7	14.0	4,520
Jones Lang LaSalle Inc.	JLL	102.39	80.86	103.23	4.99	5.61	6.29	20.5	18.3	16.3	4,550
Dun & Bradstreet Corp.	DNB	122.75	77.25	124.17	5.58	6.67	7.21	22.0	18.4	17.0	4,684
Lazard Ltd	LAZ	45.32	29.61	46.98	1.31	1.20	1.79	34.6	37.8	25.3	5,849
IDEX Corp.	IEX	73.85	45.75	74.09	2.76	2.89	3.43	26.8	25.6	21.5	5,991
Snap-on Inc.	SNA	109.52	76.60	109.74	4.71	5.13	5.88	23.3	21.3	18.6	6,369
Gannett Co., Inc.	GCI	29.58	17.58	29.87	2.23	2.43	2.19	13.3	12.2	13.5	6,741
Hospira, Inc.	HSP	41.28	28.71	42.60	3.06	2.01	2.15	13.5	20.5	19.2	6,847
KKR & Co. L.P.	KKR	24.34	14.73	25.87	0.73	2.90	2.66	33.3	8.4	9.2	7,013
Interpublic Group of Cos., Inc.	IPG	17.70	10.74	17.81	0.77	0.87	0.88	23.0	20.3	20.1	7,367
McCormick & Co., Inc.	MKC	68.92	60.82	75.26	2.80	3.06	3.17	24.6	22.5	21.7	8,260
CBRE Group, Inc.	CBG	26.30	19.30	26.58	1.12	1.38	1.57	23.5	19.1	16.8	8,716
Newell Rubbermaid Inc.	NWL	32.41	21.65	32.54	1.59	1.70	1.84	20.4	19.1	17.6	9,308
Western Union Co.	WU	17.25	13.20	19.50	1.65	1.85	1.52	10.5	9.3	11.3	9,526
Royal Caribbean Cruises Ltd.	RCL	47.42	31.35	47.66	2.80	1.84	2.39	16.9	25.8	19.8	10,430
Mohawk Industries, Inc.	MHK	148.90	89.08	149.01	3.79	4.48	6.72	39.3	33.2	22.2	10,814
J.M. Smucker Co.	SJM	103.62	84.57	114.72	5.20	5.78	6.31	19.9	17.9	16.4	10,894
Nordstrom, Inc.	JWN	61.80	52.07	63.72	3.18	3.61	3.72	19.4	17.1	16.6	11,949

Note: Holdings are as of December 31, 2013. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2013 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2013 stock price.

800.292.7435	23

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	12/31/13	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	47.26	33.22	48.80	4.41	3.79	2.17	10.7	12.5	21.8	718
International Speedway Corp.	ISCA	35.49	26.02	35.85	1.54	1.40	1.50	23.0	25.3	23.6	940
DeVry Education Group Inc.	DV	35.50	22.87	38.84	3.94	3.04	2.64	9.0	11.7	13.4	2,246
Janus Capital Group Inc.	JNS	12.37	7.86	12.74	0.85	0.65	0.69	14.6	19.0	17.9	2,339
Bristow Group Inc.	BRS	75.06	52.63	85.70	3.60	1.73	3.85	20.9	43.4	19.5	2,749
Bio-Rad Laboratories, Inc.	BIO	123.61	103.20	127.17	7.25	7.05	5.41	17.0	17.5	22.8	2,918
First American Financial Corp.	FAF	28.20	20.39	28.57	0.86	2.51	1.63	32.8	11.2	17.3	2,981
Apollo Education Group, Inc.	APOL	27.32	15.98	29.07	4.48	3.43	2.81	6.1	8.0	9.7	3,070
Madison Square Garden Co.	MSG	57.58	43.65	63.44	1.35	1.72	1.93	42.7	33.5	29.8	3,643
Sotheby's	BID	53.20	31.97	54.00	2.49	1.58	1.80	21.4	33.7	29.6	3,655
City National Corp.	CYN	79.22	48.93	79.72	3.21	3.83	4.02	24.7	20.7	19.7	4,310
International Game Technology	IGT	18.16	13.58	21.20	1.11	1.09	1.30	16.3	16.7	14.0	4,520
Jones Lang LaSalle Inc.	JLL	102.39	80.86	103.23	4.99	5.61	6.29	20.5	18.3	16.3	4,550
Lazard Ltd	LAZ	45.32	29.61	46.98	1.31	1.20	1.79	34.6	37.8	25.3	5,849
Snap-on Inc.	SNA	109.52	76.60	109.74	4.71	5.13	5.88	23.3	21.3	18.6	6,369
Gannett Co., Inc.	GCI	29.58	17.58	29.87	2.23	2.43	2.19	13.3	12.2	13.5	6,741
Hospira, Inc.	HSP	41.28	28.71	42.60	3.06	2.01	2.15	13.5	20.5	19.2	6,847
KKR & Co. L.P.	KKR	24.34	14.73	25.87	0.73	2.90	2.66	33.3	8.4	9.2	7,013
Interpublic Group of Cos., Inc.	IPG	17.70	10.74	17.81	0.77	0.87	0.88	23.0	20.3	20.1	7,367
Towers Watson	TW	127.61	55.75	128.81	4.81	5.19	5.61	26.5	24.6	22.7	8,364
CBRE Group, Inc.	CBG	26.30	19.30	26.58	1.12	1.38	1.57	23.5	19.1	16.8	8,716
Newell Rubbermaid Inc.	NWL	32.41	21.65	32.54	1.59	1.70	1.84	20.4	19.1	17.6	9,308
Western Union Co.	WU	17.25	13.20	19.50	1.65	1.85	1.52	10.5	9.3	11.3	9,526
J.M. Smucker Co.	SJM	103.62	84.57	114.72	5.20	5.78	6.31	19.9	17.9	16.4	10,894
Tiffany & Co.	TIF	92.78	56.11	93.02	3.60	3.25	3.77	25.8	28.5	24.6	11,880
Nordstrom, Inc.	JWN	61.80	52.07	63.72	3.18	3.61	3.72	19.4	17.1	16.6	11,949
Stanley Black & Decker, Inc.	SWK	80.69	71.78	92.76	5.94	5.38	5.87	13.6	15.0	13.7	14,274
Northern Trust Corp.	NTRS	61.89	49.27	62.02	2.50	2.81	3.00	24.8	22.0	20.6	14,791
Blackstone Group L.P.	BX	31.50	15.20	31.94	1.38	1.77	2.53	22.8	17.8	12.5	15,299
Coach, Inc.	COH	56.13	45.87	61.94	3.23	3.63	3.64	17.4	15.5	15.4	15,742
Zimmer Holdings, Inc.	ZMH	93.19	65.15	93.70	5.14	5.67	6.12	18.1	16.4	15.2	15,934
St. Jude Medical, Inc.	STJ	61.95	35.32	63.15	3.49	3.65	3.94	17.8	17.0	15.7	18,078
Omnicom Group Inc.	OMC	74.37	49.00	74.50	3.49	3.76	4.09	21.3	19.8	18.2	19,140
T. Rowe Price Group, Inc.	TROW	83.77	63.56	83.99	2.92	3.36	3.87	28.7	24.9	21.6	21,856
AFLAC Inc.	AFL	66.80	48.17	67.62	6.27	6.60	6.21	10.7	10.1	10.8	31,135
Viacom, Inc.	VIAB	87.34	51.67	87.84	3.98	4.41	4.92	22.0	19.8	17.8	34,488
CBS Corp.	CBS	63.74	36.69	64.06	2.05	2.65	3.14	31.1	24.1	20.3	35,748
Franklin Resources, Inc.	BEN	57.73	41.34	57.85	2.92	3.10	3.52	19.8	18.6	16.4	36,418
Illinois Tool Works Inc.	ITW	84.08	59.55	84.32	4.11	4.36	4.02	20.5	19.3	20.9	37,318
Thermo Fisher Scientific Inc.	TMO	111.35	62.30	111.44	4.16	4.93	5.38	26.8	22.6	20.7	40,238

Note: Holdings are as of December 31, 2013. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2013 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2013 stock price.

24	ARIELINVESTMENTS.COM

Ariel Focus Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	12/31/13	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
DeVry Education Group Inc.	DV	35.50	22.87	38.84	3.94	3.04	2.64	9.0	11.7	13.4	2,246
First American Financial Corp.	FAF	28.20	20.39	28.57	0.86	2.51	1.63	32.8	11.2	17.3	2,981
Apollo Education Group, Inc.	APOL	27.32	15.98	29.07	4.48	3.43	2.81	6.1	8.0	9.7	3,070
International Game Technology	IGT	18.16	13.58	21.20	1.11	1.09	1.30	16.3	16.7	14.0	4,520
Snap-on Inc.	SNA	109.52	76.60	109.74	4.71	5.13	5.88	23.3	21.3	18.6	6,369
Hospira, Inc.	HSP	41.28	28.71	42.60	3.06	2.01	2.15	13.5	20.5	19.2	6,847
Western Union Co.	WU	17.25	13.20	19.50	1.65	1.85	1.52	10.5	9.3	11.3	9,526
Mosaic Co.	MOS	47.27	39.75	64.65	4.40	4.08	2.90	10.7	11.6	16.3	14,050
Stanley Black & Decker, Inc.	SWK	80.69	71.78	92.76	5.94	5.38	5.87	13.6	15.0	13.7	14,274
Zimmer Holdings, Inc.	ZMH	93.19	65.15	93.70	5.14	5.67	6.12	18.1	16.4	15.2	15,934
Chesapeake Energy Corp.	CHK	27.14	16.23	29.06	2.80	0.42	1.65	9.7	64.6	16.4	18,051
Omnicom Group Inc.	OMC	74.37	49.00	74.50	3.49	3.76	4.09	21.3	19.8	18.2	19,140
National Oilwell Varco	NOV	79.53	63.08	84.71	4.70	5.83	5.35	16.9	13.6	14.9	34,047
Apache Corp.	APA	85.94	67.91	94.84	11.79	9.62	8.20	7.3	8.9	10.5	34,310
DIRECTV	DTV	69.09	47.71	69.15	3.47	4.58	5.02	19.9	15.1	13.8	36,287
Illinois Tool Works Inc.	ITW	84.08	59.55	84.32	4.11	4.36	4.02	20.5	19.3	20.9	37,318
Baxter Intl Inc.	BAX	69.55	62.80	74.60	4.41	4.53	4.78	15.8	15.4	14.6	37,745
Target Corp.	TGT	63.27	58.01	73.50	4.24	4.37	3.59	14.9	14.5	17.6	39,992
Bank of New York Mellon Corp.	BK	34.94	25.26	34.99	2.34	2.03	2.26	14.9	17.2	15.5	40,129
Lockheed Martin Corp.	LMT	148.66	85.88	149.99	10.02	10.06	10.45	14.8	14.8	14.2	47,617
Morgan Stanley	MS	31.36	18.52	31.85	1.26	1.59	1.90	24.9	19.7	16.5	61,194
Goldman Sachs Group, Inc.	GS	177.26	124.79	177.44	4.51	14.13	14.84	39.3	12.5	11.9	80,340
CVS Caremark Corp.	CVS	71.57	47.65	71.99	2.80	3.43	4.30	25.6	20.9	16.6	85,186
Oracle Corp.	ORCL	38.26	29.86	38.34	2.29	2.48	2.75	16.7	15.4	13.9	172,071
International Business Machines Corp.	IBM	187.57	172.57	215.90	13.45	15.25	16.68	13.9	12.3	11.2	203,674
JPMorgan Chase & Co.	JPM	58.48	43.05	58.55	4.48	5.20	4.35	13.1	11.2	13.4	219,837
Johnson & Johnson	JNJ	91.59	69.18	95.99	4.32	5.31	5.82	21.2	17.2	15.7	258,416
Microsoft Corp.	MSFT	37.43	26.28	38.98	2.73	2.70	2.63	13.7	13.9	14.2	312,297
Exxon Mobil Corp.	XOM	101.20	84.70	101.74	8.42	8.10	7.50	12.0	12.5	13.5	442,094

Note: Holdings are as of December 31, 2013. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2013 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2013 stock price.

800.292.7435	25

Ariel Fund schedule of investments

Number of shares	Common stocks — 95.78%	Value
	Consumer discretionary & services—29.76%
1,763,040	Royal Caribbean Cruises Ltd.	$83,603,357
2,635,721	Gannett Co., Inc.	77,964,627
4,215,545	International Game Technology	76,554,297
2,061,696	International Speedway Corp.	73,169,591
4,073,966	Interpublic Group of Cos., Inc.	72,109,198
482,504	Mohawk Industries, Inc.(a)	71,844,846
1,999,454	Newell Rubbermaid Inc.	64,802,304
1,238,208	Meredith Corp.	64,139,174
66,882	Graham Holdings Co.(a)	44,364,168
1,166,290	DeVry Education Group Inc.	41,403,295
577,274	Madison Square Garden Co.(a)	33,239,437
556,765	Sotheby’s	29,619,898
258,468	Nordstrom, Inc.	15,973,322
		748,787,514
	Consumer staples—2.00%
364,645	J.M. Smucker Co.	37,784,515
182,500	McCormick & Co., Inc.	12,577,900
		50,362,415
	Energy—2.32%
1,235,343	Contango Oil & Gas Co.(a)(b)	58,382,310

	Financial services—32.76%
4,110,659	KKR & Co. L.P.	100,053,440
2,142,203	Lazard Ltd	97,084,640
7,333,616	Janus Capital Group Inc.	90,716,830
881,699	Jones Lang LaSalle Inc.	90,277,161
3,428,753	CBRE Group, Inc.(a)	90,176,204
4,520,155	Western Union Co.	77,972,674
2,610,288	First American Financial Corp.	73,610,122
1,149,058	Fair Isaac Corp.	72,206,805
565,978	Dun & Bradstreet Corp.	69,473,800
793,760	City National Corp.	62,881,667
		824,453,343
	Health care—8.92%
1,824,450	Hospira, Inc.(a)	75,313,296
1,401,526	Charles River Laboratories Intl Inc.(a)	74,336,939
363,783	Bio-Rad Laboratories, Inc.(a)	44,967,217
2,952,718	Symmetry Medical Inc.(a)(b)	29,763,397
		224,380,849
	Materials & processing—5.39%
1,471,097	Simpson Manufacturing Co., Inc.	54,033,393
1,558,194	U.S. Silica Holdings Inc.	53,149,997
1,296,476	Interface, Inc.	28,470,613
		135,654,003

26	ARIELINVESTMENTS.COM

12.31.13 (UNAUDITED)

Number of shares	Common stocks — 95.78%	Value
	Producer durables—11.94%
843,741	Bristow Group Inc.	63,331,199
560,213	Snap-on Inc.	61,354,528
1,708,729	Brady Corp.	52,850,988
622,176	IDEX Corp.	45,947,698
421,866	Littelfuse, Inc.	39,204,007
528,818	MTS Systems Corp.	37,678,283
		300,366,703
	Technology—2.69%
752,503	Anixter Intl Inc.(a)	67,604,870
	Total common stocks (Cost $1,314,941,812)	2,409,992,007
Principal amount	Repurchase agreement — 4.09%	Value
$102,870,628	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2013, due 01/02/2014, repurchase price
	$102,870,628, (collateralized by Federal Home Loan Bank, value $88,314,944, 0.500%, due 06/12/2015;
	U.S. Treasury Note, value $16,615,744, 0.375%, due 06/30/2015) (Cost $102,870,628)	$102,870,628
	Total Investments (Cost $1,417,812,440)—99.87%	2,512,862,635
	Other Assets less Liabilities—0.13%	3,356,523
	Net Assets—100.00%	$2,516,219,158

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435   27

Ariel Appreciation Fund schedule of investments

Number of shares	Common stocks — 93.61%	Value
	Consumer discretionary & services—29.71%
3,980,830	Interpublic Group of Cos., Inc.	$70,460,691
3,877,590	International Game Technology	70,417,034
922,100	CBS Corp.	58,774,654
642,400	Viacom, Inc.	56,107,216
875,500	Nordstrom, Inc.	54,105,900
912,300	Coach, Inc.	51,207,399
1,384,156	International Speedway Corp.	49,123,696
655,700	Omnicom Group Inc.	48,764,409
1,428,300	Gannett Co., Inc.	42,249,114
988,700	Newell Rubbermaid Inc.	32,043,767
457,400	Sotheby's	24,333,680
572,735	DeVry Education Group Inc.	20,332,093
744,200	Apollo Education Group, Inc.(a)	20,331,544
304,800	Madison Square Garden, Co.(a)	17,550,384
112,800	Tiffany & Co.	10,465,584
		626,267,165
	Consumer staples—1.48%
301,075	J.M. Smucker Co.	31,197,392

	Energy—1.31%
586,482	Contango Oil & Gas Co.(a)	27,717,139

	Financial services—35.86%
2,081,620	Lazard Ltd	94,339,018
3,081,600	First American Financial Corp.	86,901,120
4,549,300	Western Union Co.	78,475,425
706,700	Jones Lang LaSalle Inc.	72,359,013
1,007,000	AFLAC Inc.	67,267,600
1,025,500	Northern Trust Corp.	63,468,195
772,200	City National Corp.	61,173,684
1,034,300	Franklin Resources, Inc.	59,710,139
3,826,475	Janus Capital Group Inc.	47,333,496
1,280,600	Blackstone Group L.P.	40,338,900
1,460,568	KKR & Co. L.P.	35,550,225
311,500	T. Rowe Price Group, Inc.	26,094,355
871,050	CBRE Group, Inc.(a)	22,908,615
		755,919,785
	Health care—14.00%
1,121,700	St. Jude Medical, Inc.	69,489,315
1,675,200	Hospira, Inc.(a)	69,152,256
600,354	Thermo Fisher Scientific Inc.	66,849,418
593,900	Zimmer Holdings, Inc.	55,345,541
278,425	Bio-Rad Laboratories, Inc.(a)	34,416,114
		295,252,644

28 ARIELINVESTMENTS.COM

12.31.13 (UNAUDITED)

Number of shares	Common stocks — 93.61%	Value
	Producer durables—11.25%
808,350	Illinois Tool Works Inc.	67,966,068
413,200	Towers Watson	52,728,452
392,100	Snap-on Inc.	42,942,792
527,399	Stanley Black & Decker, Inc.	42,555,825
413,218	Bristow Group Inc.	31,016,143
		237,209,280
	Total common stocks (Cost $1,083,839,249)	1,973,563,405
Principal amount	Repurchase agreement — 4.85%	Value
$102,163,869	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2013, due 01/02/2014,
	repurchase price $102,163,869, (collateralized by U.S. Treasury Note, value $104,207,154, 2.250%,
	due 01/31/2015) (Cost $102,163,869)	$102,163,869
	Total Investments (Cost $1,186,003,118)—98.46%	2,075,727,274
	Cash, Other Assets less Liabilities—1.54%	32,460,435
	Net Assets—100.00%	$2,108,187,709

(a)Non-income producing. A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.
800.292.7435 29

Ariel Focus Fund schedule of investments	12.31.13 (UNAUDITED)

Number of shares	Common stocks — 98.45%	Value
	Consumer discretionary & services—18.13%
41,500	DIRECTV(a)	$2,867,235
37,300	Target Corp.	2,359,971
60,400	Apollo Education Group, Inc.(a)	1,650,128
19,500	Omnicom Group Inc.	1,450,215
76,600	International Game Technology	1,391,056
20,500	DeVry Education Group Inc.	727,750
		10,446,355
	Consumer staples—4.17%
33,600	CVS Caremark Corp.	2,404,752

	Energy—14.56%
36,700	National Oilwell Varco	2,918,751
20,500	Exxon Mobil Corp.	2,074,600
72,200	Chesapeake Energy Corp.	1,959,508
16,700	Apache Corp.	1,435,198
		8,388,057
	Financial services—16.83%
158,400	Western Union Co.	2,732,400
29,000	JPMorgan Chase & Co.	1,695,920
9,500	Goldman Sachs Group, Inc.	1,683,970
51,450	Morgan Stanley	1,613,472
37,500	Bank of New York Mellon Corp.	1,310,250
23,400	First American Financial Corp.	659,880
		9,695,892
	Health care—12.42%
23,700	Johnson & Johnson	2,170,683
45,700	Hospira, Inc.(a)	1,886,496
18,000	Zimmer Holdings, Inc.	1,677,420
20,400	Baxter Intl Inc.	1,418,820
		7,153,419
	Materials & processing—3.00%
36,600	Mosiac Co.	1,730,082

	Producer durables—16.21%
22,400	Lockheed Martin Corp.	3,329,984
33,500	Stanley Black & Decker, Inc.	2,703,115
16,000	Snap-on Inc.	1,752,320
18,500	Illinois Tool Works Inc.	1,555,480
		9,340,899
	Technology—13.13%
16,300	International Business Machines Corp.	3,057,391
79,400	Microsoft Corp.	2,971,942
40,100	Oracle Corp.	1,534,226
		7,563,559
	Total common stocks (Cost $42,866,126)	56,723,015
Principal amount	Repurchase agreement — 1.41%	Value
	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2013, due 01/02/2014,
$811,207	repurchase price $811,207, (collateralized by Federal Home Loan Bank, value $828,094, 0.500%,
	due 06/12/2015) (Cost $811,207)
		$811,207
	Total Investments (Cost $43,677,333)—99.86%	57,534,222
	Other Assets less Liabilities—0.14%	78,732
	Net Assets—100.00%	$57,612,954

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	12.31.13 (UNAUDITED)

Number of shares	Common stocks — 95.29%	Value
	Consumer discretionary & services—11.10%
63,700	International Speedway Corp.	$2,260,713
103,900	Rosetta Stone Inc.(a)	1,269,658
58,800	XO Group Inc.(a)	873,768
41,000	Superior Industries Intl Inc.	845,830
78,400	Callaway Golf Co.	660,912
		5,910,881
	Energy—11.14%
70,254	Contango Oil & Gas Co.(a)	3,320,204
84,200	Mitcham Industries, Inc.(a)	1,491,182
48,400	Gulf Island Fabrication, Inc.	1,123,848
		5,935,234
	Financial services—16.03%
93,000	First American Financial Corp.	2,622,600
570,000	Cowen Group, Inc.(a)	2,228,700
84,146	AV Homes, Inc.(a)	1,528,933
45,700	MB Financial, Inc.	1,466,513
19,800	Capital Southwest Corp.	690,426
		8,537,172
	Health care—7.10%
215,100	POZEN Inc.(a)	1,729,404
62,100	Emergent BioSolutions Inc.(a)	1,427,679
530,200	Vical Inc.(a)	625,636
		3,782,719
	Materials & processing—8.73%
1,057,394	Rentech, Inc.(a)	1,850,439
137,699	Landec Corp.(a)	1,668,912
30,700	Simpson Manufacturing Co., Inc.	1,127,611
		4,646,962
	Producer durables—14.88%
81,697	Erickson Air-Crane, Inc.(a)	1,698,481
35,439	Team, Inc.(a)	1,500,487
223,825	Spartan Motors Inc.	1,499,628
37,400	Brink's Co.	1,276,836
99,300	Furmanite Corp.(a)	1,054,566
9,650	Littelfuse, Inc.	896,774
		7,926,772
	Technology—20.89%
332,000	Imation Corp.(a)	1,553,760
139,480	PCTEL, Inc.	1,334,824
162,400	RealNetworks, Inc.(a)	1,226,120
57,900	Tessera Technologies, Inc.	1,141,209
129,400	ARC Document Solutions Inc.(a)	1,063,668
101,300	Brooks Automation, Inc.	1,062,637
210,300	Sigma Designs, Inc.(a)	992,616
162,100	FormFactor, Inc.(a)	975,842
65,400	Multi-Fineline Electronix, Inc.(a)	908,406
46,600	Oplink Communications, Inc.(a)	866,760
		11,125,842
	Utilities—5.42%
256,063	ORBCOMM Inc.(a)	1,623,439
628,100	Pendrell Corp.(a)	1,262,481
		2,885,920
	Total common stocks (Cost $43,736,561)	50,751,502
Principal amount	Repurchase agreement — 4.89%	Value
$2,602,591	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2013, due 01/02/2014, repurchase price $2,602,591,
	(collateralized by Federal Home Loan Bank, value $2,654,919, 0.500%, due 06/12/2015) (Cost $2,602,591)	$2,602,591
	Total Investments (Cost $46,339,152)—100.18%	53,354,093
	Liabilities less Cash, Other Assets—(0.18)%	(96,159)
	Net assets — 100.00%	$53,257,934

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435	31

Ariel International Fund schedule of investments

Number of shares	Common stocks — 92.03%	Value
	Austria—0.35%
622	Vienna Insurance Group	$31,086

	Canada—1.48%
279	Fairfax Financial Holdings Ltd.	111,393
347	Tim Hortons Inc.	20,250
		131,643
	China—4.95%
4,586	China Mobile Ltd. ADR	239,802
887	Baidu, Inc. ADR(a)	157,780
4,072	China Mobile Ltd.	42,142
		439,724
	Czech Republic—0.18%
72	Komercni Banka AS	16,060

	Finland—3.09%
26,927	Nokia Corp. ADR	218,378
6,962	Nokia Corp.	56,253
		274,631
	France—3.74%
7,685	Eutelsat Communications	239,620
895	BNP Paribas SA	69,750
158	L'Air Liquide SA	22,345
		331,715
	Germany—8.88%
5,523	Deutsche Boerse AG	457,713
6,553	Dialog Semiconductor plc(a)	141,300
16,811	Telefonica Deutschland Holding AG	138,936
72	Rational AG	23,885
1,886	Infineon Techologies AG	20,145
72	MTU Aero Engines AG	7,076
		789,055
	Hong Kong—1.45%
38,585	Yue Yuen Industrial	128,877

	Ireland—2.93%
5,550	Ryanair Holdings plc ADR	260,462

	Italy—4.25%
52,155	Snam SpA	291,513
14,298	Mediaset SpA	67,807
377	DiaSorin SpA	17,679
		376,999
	Japan—16.83%
2,000	Shimamura Co., Ltd.	187,473
1,400	Nintendo Co., Ltd.	187,395
3,300	Tokyo Electron Ltd.	181,839
5,600	Canon Inc.	178,687
2,900	Toyota Motor Corp.	176,828
1,200	Daito Trust Construction Co., Ltd.	112,186
2,700	Japan Tobacco Inc.	87,855
2,703	Canon Inc. ADR	86,496
800	Murata Manufacturing Co., Ltd.	71,147
1,800	OBIC Co. Ltd.	53,186
415	Toyota Motor Corp. ADR	50,597
2,200	Nikon Corp.	42,044
700	Denso Corp.	36,980
1,200	Chugai Pharmaceuticals Co., Ltd.	26,562
936	Nintendo Co., Ltd ADR	15,612
		1,494,887
	Luxembourg—1.54%
1,068	RTL Group	136,567

	Netherlands—4.80%
23,761	Koninklijke Ahold NV	426,578

32	ARIELINVESTMENTS.COM

12.31.13 (UNAUDITED)

Number of shares	Common stocks — 92.03%	Value
	Norway—0.53%
2,448	Gjensidige Forsikring ASA	46,820

	Singapore—0.09%
1,000	Oversea-Chinese Banking Corp. Ltd.	8,083

	Spain—1.11%
1,807	Tecnicas Reunidas SA	98,155

	Sweden—1.44%
2,110	H&M Hennes & Mauritz AB	97,179
335	Autoliv Inc.	30,753
		127,932
	Switzerland—13.03%
1,544	Roche Holding AG	432,515
3,226	Nestle SA	236,434
621	Zurich Insurance Group Ltd	180,130
7,746	UBS AG	148,315
223	Swisscom AG	117,854
77	Banque Cantonale Vaudoise	42,099
		1,157,347
	United Kingdom—16.93%
7,884	GlaxoSmithKline plc ADR	420,927
58,684	Tesco plc	324,914
15,934	HSBC Holdings plc	174,780
4,624	Royal Dutch Shell plc	165,623
1,891	Royal Dutch Shell plc ADR	134,772
20,244	Wm. Morrison Supermarkets plc	87,495
1,717	Croda Intl plc	69,859
5,263	British Telecom Group plc	33,066
454	BT Group plc ADR	28,661
2,288	The Restaurant Group plc	22,430
208	British American Tobacco plc ADR	22,343
946	IG Group Holdings plc	9,650
346	GlaxoSmithKline plc	9,233
		1,503,753
	United States—4.43%
2,179	Harman Intl Industries Inc.	178,351
2,622	Tumi Holdings Inc.(a)	59,126
1,292	Broadcom Corp.	38,308
378	Schlumberger Ltd.	34,062
2,212	Ruckus Wireless, Inc.(a)	31,410
1,355	TIBCO Software Inc.(a)	30,460
248	Philip Morris Intl Inc.	21,608
		393,325
	Total common stocks (Cost $6,897,721)	8,173,699
Number of shares	Investment companies—2.49%	Value
	Exchange Traded Funds—2.49%
2,896	Vanguard MSCI EAFE ETF	$120,705
1,636	Vanguard MSCI Pacific ETF	100,287
		220,992
	Total investment companies (Cost $180,325)	220,992
Principal amount	Repurchase agreement — 2.24%	Value
$198,974	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2013, due 01/02/2014,
	repurchase price $198,974, (collateralized by Federal Home Loan Bank, value $205,769, 0.500%, due
	06/12/2015) (Cost $198,974)	$198,974
	Total Investments (Cost $7,277,020)—96.76%	8,593,665
	Cash, Other Assets less Liabilities—3.24%	288,101
	Net assets — 100.00%	$8,881,766

(a)Non-income producing.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

800.292.7435	33

Ariel Global Fund schedule of investments

Number of shares	Common stocks — 94.27%	Value
	Brazil—0.30%
5,744	Telefonica Brasil SA ADR	$110,400

	Canada—1.63%
1,302	Fairfax Financial Holdings Ltd.	519,832
1,370	Tim Hortons Inc.	79,949
		599,781
	China—4.04%
17,000	China Mobile Ltd. ADR	888,930
2,346	Baidu, Inc. ADR(a)	417,306
9,500	China Mobile Ltd.	98,316
2,163	Mindray Medical Intl Ltd.	78,647
		1,483,199
	Czech Republic—0.17%
277	Komercni Banka AS	61,785

	Finland—1.92%
52,134	Nokia Corp. ADR	422,807
34,994	Nokia Corp.	282,751
		705,558
	France—2.36%
17,742	Eutelsat Communications	553,200
4,013	BNP Paribas SA	312,747
		865,947
	Germany—5.09%
16,501	Deutsche Boerse AG	1,367,502
36,492	Telefonica Deutschland Holding AG	301,590
9,322	Dialog Semiconductor plc(a)	201,007
		1,870,099
	Hong Kong—0.83%
91,000	Yue Yuen Industrial	303,947

	Ireland—0.55%
4,275	Ryanair Holdings plc ADR	200,626

	Italy—1.47%
96,592	Snam SpA	539,887

	Japan—9.53%
6,900	Shimamura Co., Ltd.	646,782
19,200	Canon Inc.	612,641
3,750	Nintendo Co., Ltd.	501,951
8,500	Tokyo Electron Ltd.	468,373
3,900	Daito Trust Construction Co., Ltd.	364,603
10,400	Japan Tobacco Inc.	338,403
4,500	Toyota Motor Corp.	274,388
1,155	Toyota Motor Corp. ADR	140,818
4,600	Nikon Corp.	87,909
1,957	Canon Inc. ADR	62,624
		3,498,492
	Luxembourg—0.44%
1,264	RTL Group	161,629

	Netherlands—3.57%
72,951	Koninklijke Ahold NV	1,309,680

	Singapore—0.07%
3,000	Oversea-Chinese Banking Corp. Ltd.	24,248

	Spain—1.10%
7,407	Tecnicas Reunidas SA	402,344

	Sweden—0.22%
897	Autoliv Inc.	82,345

34	ARIELINVESTMENTS.COM

12.31.13 (UNAUDITED)

Number of shares	Common stocks — 94.27%	Value
	Switzerland—8.97%
6,106	Roche Holding AG	1,710,450
2,084	Zurich Insurance Group Ltd	604,493
745	Swisscom AG	393,728
5,131	Nestle SA	376,051
10,858	UBS AG	207,902
		3,292,624
	Turkey—0.26%
7,142	Turkcell Iletisim Hizmetleri AS ADR(a)	95,346

	United Kingdom—11.38%
22,548	GlaxoSmithKline plc ADR	1,203,838
178,299	Tesco plc	987,182
9,627	Royal Dutch Shell plc ADR	686,116
44,012	HSBC Holdings plc	482,768
4,923	Royal Dutch Shell plc	176,333
33,681	Wm. Morrison Supermarkets plc	145,570
2,549	HSBC Holdings plc ADR	140,526
3,143	Croda Intl plc	127,878
19,686	British Telecom Group plc	123,681
1,641	BT Group plc ADR	103,596
		4,177,488
	United States—40.37%
19,009	Johnson & Johnson	1,741,034
45,815	Microsoft Corp.	1,714,855
22,271	Gilead Sciences, Inc.(a)	1,673,666
13,622	Harman Intl Industries Inc.	1,114,961
36,079	Broadcom Corp.	1,069,742
18,444	Quest Diagnostics Inc.	987,492
56,747	Acacia Research Corp.	825,101
36,378	Tumi Holdings Inc.(a)	820,324
36,459	NVIDIA Corp.	584,073
14,256	U.S. Bancorp	575,942
4,382	Praxair, Inc.	569,791
6,952	Wal-Mart Stores, Inc.	547,053
4,945	Philip Morris Intl Inc.	430,858
6,492	Coach, Inc.	364,396
25,343	Ruckus Wireless, Inc.(a)	359,871
3,203	The PNC Financial Service Group, Inc.	248,489
2,024	Berkshire Hathaway Inc.(a)	239,965
8,858	EMC Corp.	222,779
2,284	Occidental Petroleum Corp.	217,208
9,518	TIBCO Software Inc.(a)	213,965
16,192	QLogic Corp.(a)	191,551
1,668	Expeditors Intl of Washington	73,809
283	M&T Bank Corp.	32,947
		14,819,872
	Total common stocks (Cost $30,442,632)	34,605,297
Principal amount	Repurchase agreement — 4.88%	Value
$1,791,006	Fixed Income Clearing Corporation, 0.00%, dated 12/31/2013, due 01/02/2014,
	repurchase price $1,791,006, (collateralized by Federal Home Loan Bank, value $1,831,844,
	0.500%, due 06/12/2015) (Cost $1,791,006)	$1,791,006
	Total Investments (Cost $32,233,638)—99.15%	36,396,303
	Cash, Other Assets less Liabilities—0.85%	311,235
	Net assets — 100.00%	$36,707,538

(a)Non-income producing.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

800.292.7435	35

Notes to schedules of investments

NOTE ONE | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant policies related to investments of the Funds held at December 31, 2013.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Funds’ investments carried at fair value:

	Ariel	Ariel	Ariel	Ariel	Ariel	Ariel
	Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Level 1	$2,409,992,007	$1,973,563,405	$56,723,015	$50,751,502	$4,481,710	$25,263,101
Level 2*+	102,870,628	102,163,869	811,207	2,602,591	4,082,986	11,054,227
Level 3	—	—	—	—	—	—
Fair value at 12.31.13	$2,512,862,635	$2,075,727,274	$57,534,222	$53,354,093	$8,564,696	$36,317,328

*	As of December 31, 2013, Level 2 investments held are repurchase agreements. See Schedule of Investments.
+	As of December 31, 2013, Level 2 investments held are forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the contract, repurchase agreements and certain foreign stocks. See Schedule of Investments.

36	ARIELINVESTMENTS.COM

12.31.13 (UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Transfers into Level 1	$—	$—
Transfers out of Level 1	3,881,895	9,067,808
Transfers into Level 2	3,881,895	9,067,808
Transfers out of Level 2	—	—

There were no transfers between levels for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund. Transfers were made due to valuation adjustments on foreign common stocks to account for the market movement between the close of a foreign market and the close of the New York Stock Exchange. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2013, with affiliated companies:

	Share activity				Three months ended December 31, 2013
	Balance			Balance		Dividends	Amount of gain
	September 30,			December 31,		credited to	(loss) realized on
Security name	2013	Purchases	Sales	2013	Market value	income	sale of shares
Contango Oil & Gas Co.	1,235,343	—	—	1,235,343	58,382,310	—	—
Symmetry Medical Inc.	2,184,342	768,376	—	2,952,718	29,763,397	—	—
					$88,145,707	$—	$—

800.292.7435	37

Notes to schedules of investments (continued)

NOTE FOUR | FEDERAL INCOME TAXES

At December 31, 2013, the cost of investment securities for tax purposes was as follows:

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Cost of investments	$1,417,812,440	$1,186,003,118	$43,677,333	$46,339,152	$7,277,020	$32,233,638
Gross unrealized appreciation	1,106,300,999	$891,656,651	$14,105,789	$7,907,807	$1,376,862	$4,601,508
Gross unrealized depreciation	(11,250,804)	(1,932,495)	(248,900)	(892,866)	(60,217)	(438,843)
Net unrealized appreciation	$1,095,050,195	$889,724,156	$13,856,889	$7,014,941	$1,316,645	$4,162,665

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At December 31, 2013, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

					Unrealized
Contact	Currency to	Amount to	Currency to	Amount to	appreciation
settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel International Fund
01.16.2014	GBP	9,358	CHF	13,588	$263
01.16.2014	DKK	82,114	CHF	13,588	(89)
01.16.2014	AUD	10,237	JPY	951,040	102
01.16.2014	AUD	7,921	CHF	6,794	(550)
01.16.2014	AUD	18,180	CHF	15,594	(1,263)
01.17.2014	SGD	8,013	JPY	634,027	329
01.17.2014	GBP	45,043	CHF	65,710	913
01.17.2014	EUR	48,370	CHF	59,737	(429)
01.17.2014	GBP	36,865	USD	58,751	2,290
01.17.2014	AUD	62,019	USD	58,751	(3,425)
01.24.2014	AUD	37,451	CAD	37,215	(1,622)
01.24.2014	AUD	45,116	CAD	44,832	(1,954)
02.13.2014	SEK	357,132	EUR	39,896	602
02.13.2014	SEK	104,038	EUR	11,622	176
02.13.2014	SEK	103,539	EUR	11,567	175
02.13.2014	JPY	6,197,459	USD	61,943	(3,083)
02.18.2014	SGD	51,899	EUR	30,906	(1,390)
02.18.2014	AUD	191,908	CHF	162,803	(11,732)
02.18.2014	AUD	257,205	USD	238,370	(9,405)
03.17.2014	SGD	24,922	EUR	14,458	(140)
03.17.2014	AUD	87,207	CAD	82,439	26
03.17.2014	GBP	12,412	USD	20,202	342
03.17.2014	SGD	27,456	USD	21,866	(109)
03.17.2014	EUR	26,548	USD	36,444	78
03.17.2014	GBP	33,589	USD	54,667	926
					$(28,969)

38	ARIELINVESTMENTS.COM

12/31/13 (UNAUDITED)

					Unrealized
Contact	Currency to	Amount to	Currency to	Amount to	appreciation
settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel Global Fund
01.16.2014	AUD	61,313	EUR	42,635	$(3,953)
01.16.2014	MXN	544,941	EUR	30,746	(604)
01.16.2014	THB	1,633,823	JPY	5,137,719	901
01.16.2014	DKK	254,252	EUR	34,108	(32)
01.16.2014	ZAR	1,157,028	GBP	72,045	(9,199)
01.16.2014	ILS	118,371	EUR	24,597	247
01.16.2014	AUD	151,282	CHF	129,761	(10,511)
01.16.2014	EUR	30,746	MXN	542,434	796
01.16.2014	USD	118,684	GBP	74,244	(4,249)
01.16.2014	USD	96,661	JPY	9,508,848	6,363
01.16.2014	USD	112,644	CHF	102,317	(2,064)
01.16.2014	USD	123,366	CHF	112,056	(2,261)
01.17.2014	AUD	125,067	EUR	87,819	(9,241)
01.17.2014	SGD	112,221	CHF	82,667	(3,753)
01.17.2014	MXN	2,139,599	EUR	121,282	(3,160)
01.27.2014	USD	84,902	EUR	61,590	174
02.06.2014	USD	333,694	EUR	246,950	(6,030)
02.13.2014	SEK	789,712	EUR	88,025	1,600
02.13.2014	AUD	166,407	CHF	142,121	(11,184)
02.13.2014	AUD	176,539	EUR	122,280	(11,010)
02.13.2014	CAD	31,100	EUR	21,884	(858)
02.13.2014	AUD	127,524	EUR	88,330	(7,953)
02.13.2014	CAD	251,070	EUR	176,673	(6,927)
03.17.2014	NOK	468,213	CHF	67,060	1,767
03.17.2014	AUD	266,448	EUR	172,675	(772)
03.17.2014	SEK	904,458	EUR	99,963	2,929
03.17.2014	CAD	400,221	CHF	335,157	155
03.19.2014	SGD	112,146	CHF	78,909	360
03.19.2014	CAD	87,406	CHF	72,596	702
03.19.2014	SEK	512,982	CHF	69,440	1,764
03.19.2014	USD	284,248	GBP	173,540	(2,972)
					$(78,975)

800.292.7435	39

Board of trustees

	Mellody L. Hobson	Chairman of the Board President, Ariel Investments, LLC
	Royce N. Flippin, Jr.*	Lead Independent Trustee President, Flippin Associates
	James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
	William C. Dietrich*	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
	Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
	Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
	William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
	H. Carl McCall*	Chairman, The State University of New York
	John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
	James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust
	John G. Guffey, Jr. Bert N. Mitchell, CPA, Chairman	Trustees Emeritus (no Trustee duties or responsibilities)

* Independent Trustee

40	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

312.726.0140 phone
800.725.0140 toll-free

arielinvestments.com
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